UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 2, 2020

Hudson Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

PO Box 1541, 1 Blue Hill Plaza, Pearl River, New York	10965
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HDSN	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 2, 2020, Hudson Technologies, Inc. (the “Company”) appointed Ryan A. Maupin as its Chief Restructuring Officer.

Mr. Maupin, age 39, is a Principal of Grant Thornton LLP in its Strategic Solutions practice, a position he has held since 2015. Prior to becoming a Principal, from 2013-2015, Mr. Maupin was a Director in the Strategic Solutions practice of Grant Thornton LLP. Mr. Maupin specializes in advising boards of directors, senior executives, creditors and funds in restructuring situations. From 2010 to 2013, Mr. Maupin was a Director in the Transactions and Restructuring Group at KPMG LLP. From 2006 to 2010 he was a Manager at Grant Thornton LLP and from 2005 to 2006 served as a Consultant at Navigant Capital Advisors.

Mr. Maupin’s services are being provided to the Company by Grant Thornton LLP at a cost of $120,000 per month.

Mr. Maupin was retained by the Company in accordance with the requirements set forth in the Waiver and Fourth Amendment to Term Loan Credit and Security Agreement (the “Fourth Amendment”) among Hudson Technologies Company (“HTC”), an indirect subsidiary of the Company, and HTC’s affiliates Hudson Holdings, Inc. and Aspen Refrigerants, Inc., as borrowers, the Company as a guarantor, and U.S. Bank National Association, as collateral agent and administrative agent, and the various lenders thereunder.

In the event that, following the retention of the Chief Restructuring Officer (“CRO”), LTM Adjusted EBITDA (as defined) exceeds the greater of (x) 105% of the minimum LTM Adjusted EBITDA and (y) $9.55 million for two consecutive quarterly reporting periods, the Company may terminate the CRO if the Company reasonably determines that the services of the CRO are no longer needed; provided, that no default shall have occurred or be continuing under the Term Loan Facility.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2020

HUDSON TECHNOLOGIES, INC.

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: Chief Financial Officer & Secretary

3